                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND






                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2003

                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 MARCH 31, 2003
--------------------------------------------------------------------------------
SOCIAL RESEARCH AND ACTION UPDATE .........................................    1

WALDEN SOCIAL BALANCED FUND
   Market and Performance Review ..........................................    3
   Investment Performance .................................................    5
   Schedule of Portfolio Investments ......................................    6
   Financial Statements ...................................................    8
   Financial Highlights ...................................................   10

WALDEN SOCIAL EQUITY FUND
   Market and Performance Review ..........................................   11
   Investment Performance .................................................   13
   Schedule of Portfolio Investments ......................................   14
   Financial Statements ...................................................   15
   Financial Highlights ...................................................   17

Notes to Financial Statements .............................................   18

Report of Independent Public Accountants ..................................   20

Trustees & Officers .......................................................   21

--------------------------------------------------------------------------------

SOCIAL RESEARCH AND ACTION UPDATE                                 MARCH 31, 2003
--------------------------------------------------------------------------------

2002 may well be remembered as the year when corporate scandals helped cause investor confidence to plummet and the stock market to roil. 2003 is shaping up to be the year that investors are stepping up and being counted--using their voices and votes to call for strengthened governance and corporate responsibility. According to the Investor Responsibility Research Center, as of mid-April, more than 1000 shareholder proposals had been filed, compared to about 800 in all of 2002. Moreover, proponents of corporate governance and social issue resolutions are increasingly finding common ground in recognizing both areas as fundamental to good management and good performance.

The Walden Social Equity Fund and Walden Social Balanced Fund are also utilizing investment leverage to advocate for corporate change. Indeed, Walden finds that many companies are willing to listen to their stockholders. Through Walden's corporate dialogues, and in many instances through the resolution process in partnership with other institutional investors, the Fund has helped foster significant change in corporate policies, practices and accountability. For example:

   - BP pulled out of Arctic Power, the main group lobbying the U.S. government to open the Arctic National Wildlife Refuge (ANWR) for drilling. Walden has been a leading voice in a coalition of investors and environmentalists working for 3 years to persuade the UK energy giant to commit not to drill in ANWR. While this is not a complete victory since BP hasn't committed to ban future exploration in ANWR, it is a hopeful step in the right direction.

   - COLGATE-PALMOLIVE will include a section on the HIV/AIDS pandemic in Africa in its upcoming global sustainability report. The section will describe Colgate's policies and initiatives related to HIV/AIDS, as well as TB and malaria, providing a model for other companies to address this crisis that has such staggering human and economic costs and consequences.

   - DELL COMPUTER agreed to set up a system to measure the recycling rate of the computer equipment it sells, and to establish recycling equipment goals by March 2004. With this commitment, Dell will be the first computer company to establish a quantitative "take back" recycling goal.

   - ILLINOIS TOOL WORKS agreed to develop an employee relations section on its Web site and to provide comprehensive equal employment opportunity (EEO) information to investors upon request. Transparency on diversity goals and statistics is key to continued progress toward eliminating employment barriers faced by women and minorities.

Several important public policy issues related to the Funds' mission are in the headlines. On April 1st the U.S. Supreme Court began hearing testimony on the constitutionality of the University of Michigan's affirmative action policies, a case with potentially enormous implications nation-wide. A silver lining in this divisive policy battle, however, is an amicus curiae or "friend of court" brief filed by 65 corporations providing sound business arguments for preserving affirmative action in college admissions. The amicus brief contends that affirmative action in higher education is critical to building a high quality and diverse workforce. In asserting their support of the University, these corporations counter the Bush Administration perspective, which favors dismantling the Michigan program. The Court is not expected to rule until July. A number of companies held in the Walden Social Balanced Fund and/or Walden Social Equity Fund participated: AMGEN, EATON, FANNIE MAE, IBM, ILLINOIS TOOL WORKS, INTEL, JOHNSON & JOHNSON, MEDTRONIC, MERCK, MICROSOFT, NIKE, and PFIZER. Many of these companies, as well as others in the portfolios, have received praise for their own initiatives to foster diversity in the workplace (see Portfolio Diversity Leaders Table next page).+

On another public policy issue, the U.S. Securities and Exchange Commission
(SEC) affirmed new proxy voting rules that are now in place requiring mutual funds and investment advisors to disclose proxy voting policies and records beginning in 2004. In November Walden submitted formal comments to the SEC strongly supporting the proposed rules, arguing that increased proxy transparency and accountability are important for investors to make prudent investment decisions about the companies that they own and the investment managers or mutual funds they choose. Through the Social Investment Forum (SIF), Walden worked to encourage other investors to speak out in support of disclosure as well. An outpouring of more than 10,000 such letters from investors to the SEC helped bring this debate to a successful outcome. The Walden Social Equity Fund and Walden Social Balanced Fund proxy voting guidelines and proxy voting record are posted at www.waldenassetmgmt.com.

+ Portfolio compositon is subject to change.



--------------------------------------------------------------------------------

Social Research and Action Update                                 March 31, 2003

                          PORTFOLIO DIVERSITY LEADERS
Recognized by: Working Mother (Top 100), Fortune (Top 50 for Minorities) and/or
               National Association for Female Executives (Top 30)

APPLIED MATERIALS
--------------------------------------------------------------------------------

     - Minorities account for 28% of officials and managers, 26% of 50 top paid, and 40% overall

AVON
--------------------------------------------------------------------------------

     -    3 minorities and 6 women on 11-member board of directors

     - Minorities account for 19% of officials and managers, 12% of top 50 paid, and 31% overall

     -    Women account for 43% (119) of domestic department division heads

BANK OF AMERICA
--------------------------------------------------------------------------------

     - 37% of top quintile earners, 30% of executives and 48% of professionals are women

     - 24% of officials and managers, 53% of new hires and 43% overall are minorities

BELLSOUTH
--------------------------------------------------------------------------------

     -    2 minorities and 2 women on 12-member board of directors

     - Minorities account for 26% of officials and managers, 24% of top 50 paid

BP AMERICA
--------------------------------------------------------------------------------

     - Women represent 17% of executives and 28% of professionals in male dominated industry

CISCO SYSTEMS
--------------------------------------------------------------------------------

     -    2 women and 2 minorities on 13-member board of directors

     -    26% of professionals and 22% of middle managers are women

     -    28% of officials and managers are minorities

COLGATE-PALMOLIVE
--------------------------------------------------------------------------------

     -    Women comprise 28% of top quintile earners and 49% of professionals

     -    27% of officials and managers and 43% of new hires are minorities

FANNIE MAE
--------------------------------------------------------------------------------

     - 5 minorities, including CEO, and 4 women on 17-member board of directors

     -    40% of top quintile earners and 52% of professionals are women

     -    29% of officials and managers and 20% of 50 top paid are minorities

IBM
--------------------------------------------------------------------------------

     -    2 women and 3 minorities on 14-member board of directors

     -    21% of U.S. division heads and 31% of professionals are women

INTEL
--------------------------------------------------------------------------------

     -    Women comprise 24% of professionals and 21% of middle managers

     - Minorities represent 19% of officials and managers and 43% of new hires

JOHNSON & JOHNSON
--------------------------------------------------------------------------------

     -    30% of top quintile earners and 48% of professionals are women

MERCK
--------------------------------------------------------------------------------

     -    3 women on 11-member board of directors

     -    55% of top quintile earners and 54% of professionals are women

PFIZER
--------------------------------------------------------------------------------

     -    4 minorities and 2 women on 16-member board of directors

     -    31% of top quintile earners and 49% of professionals are women

SBC COMMUNICATIONS
--------------------------------------------------------------------------------

     -    6 women and 2 minorities on 21-member board of directors

     -    Minorities comprise 29% of officials and managers and 45% of new hires

UNITED PARCEL SERVICE
--------------------------------------------------------------------------------

     -    3 minorities and 2 women on 12-member board of directors

     - 28% of officials and managers and 52% of new hires are minorities


--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW (UNAUDITED)                          Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------


THE WALDEN SOCIAL BALANCED MUTUAL FUND AND THE FINANCIAL MARKETS

Distinguishing between unsustainable, psychologically-driven market movements and those based on fundamental economic trends which will survive the fever of the moment is essential to successful portfolio management. Failure to do so often leads to unnecessary securities trading and incorrect asset allocation shifts, and getting whipsawed (buying high and selling low). The first quarter of 2003 provided investors with ample opportunity to become wrapped up in short-term emotional episodes, beginning on the very first day of the year. Amid renewed optimism about potential 2003 economic conditions, stock prices rose nearly 6% the first week of January. Such optimism proved to be short-lived and was replaced in the weeks that followed by concern over an impending war with Iraq. By March 11, the S&P 500 fell roughly 15% from its January peak and close to 10% for the year. Then, as soon as the possibility of war with Iraq became a virtual certainty, stock prices recovered their entire 2003 decline, as investors became hopeful that a quick victory would remove a looming political and economic uncertainty. Most stock indices even entered positive territory briefly in mid-March, only to close the quarter with a modest loss, as it became apparent that the war would last more than a week or two.

Recent price action clearly suggests that news from Iraq continues to have a volatile effect on short-term market trends. From a purely investment perspective, however, the more important issue is whether the Iraqi war is just another passing emotional distraction for the market or a watershed event that will have a lasting influence on our political and economic order.

For the period, the relatively small spread between stock and bond returns, and lack of dispersion among different stock sectors and equity styles, made it difficult to add much value in a well-diversified, balanced portfolio. Virtually the only way to have recorded an attractive, positive return would have been to time precisely the several short-term market moves outlined previously, a rather speculative exercise more easily accomplished with the benefit of a rear view mirror.

OUR ECONOMIC OUTLOOK

In several years, hindsight will afford us a better understanding of the impact the Iraq war has had on our economy and global political relationships. For now, whether and for how long the war will contribute to the disruption of economic trends is a matter of conjecture. In thinking about the risks the war creates, we believe it is important to distinguish between established, longer-term economic forces and the short-term cycle. We trace the beginning of the current long-term economic trends back to the early 1980's. Then a restrictive monetary policy and very high interest rates (over 20% in short-term funds) led to the most severe economic contraction since World War II and the breaking of a vicious inflationary spiral that had begun with the Vietnam war, when the Johnson Administration chose guns and butter rather than guns or butter. For the twenty years since the Federal Reserve pursued that restrictive policy, inflation and interest rates have declined, and economic recessions have been much less frequent and not as severe as those in the prior forty years. This favorable economic cycle has been made deeper and longer lasting because it has been accompanied by expanded world trade; an acceleration in productivity; an often strong U.S. dollar; the demise of communism and its replacement by something less threatening, most notably in China and Russia; and by shifts in production of goods to lower cost regions--in particular, Asia and parts of Latin America.

It seems less likely that the Iraq war will have a lasting, material impact on these established trends. This tentative conclusion is based partly on the assumption that it is not in the self-interest of the industrialized world, and particularly the countries with newly emerging capitalist economies, to reduce ties to the United States. Nor is it in our interest to reduce our ties with them. We believe technological innovation to support further gains in productivity and central banks, in particular, the Federal Reserve, to pursue a non-inflationary monetary policy over the long term.

What about the "plausible" but less likely, alternative scenarios. First, the United States, as expressed in the Administration's National Security Policy enunciated in September of last year calls for a policy of action which is, in the language of that document, both "pre-emptive" and "unilateral" in advancing its security interests, a policy we now are witnessing in implementation. Second, this policy has been accompanied by passage of the Patriot Act and other responses to the heinous terrorism of September 11, 2001. Together these actions, while not too costly at the moment could become a way of life, a continuous flow of economic resources, namely cash, to activities that advance neither productivity nor political and economic freedom, the incubators of our long-term growth. While one can argue about the efficacy of such policies, the likely cost could be a very significant decline in long-term productivity, even while there is an immediate economic stimulus from deficit spending. The combination of slower growth, higher spending and, as desired by this administration, generous tax cuts, could result in a resumption of inflation and higher interest rates.

We believe the perspective of many non-Americans, who do not participate in our political processes and who no longer know from which hip we will shoot, America also becomes a state (with weapons of mass destruction) that must be contained. This does not bode well for global productivity either, as others also redirect monies from productive activity to security expenditures to contain us. It also does not bode well for multilateral cooperation, in particular with respect to world trade, which becomes increasingly frictional, whether out of legitimate security concerns or uncertainty or fear or military action or, most importantly, isolationist impulses. It could also increase actual security risk, as terrorists are inspired and states (China and Korea, for example) consider pre-empting the pre-emptor.


--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW (CONT.)                              Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

Our investment conclusion with respect to these long-term risks is first that they are unknowable with sufficient certainty today to be reflected in our investment policy. Furthermore, they are reversible with wise, post-Iraq war policies or more multilateral behavior by our Government. So, for the moment, these pessimistic cases remain possible, yet still remote with a very low but rising probability. As equally unknowable, is the positive case, of which Thomas Friedman often writes in The New York Times, that ousting Saddam, if the post-war reconstruction of Iraq is done well, could contribute to a democratic renaissance in the Middle East. Associated with this would be a loss in legitimacy of terrorist activity and better behavior on the part of the other intimidated members or aspiring members of the "axis of evil."

As for the more tangible, shorter-term economic issues, within the favorable long-term cycle of the past two decades, we feel there are today--as there were on numerous occasions since the inflationary spiral of the 1970's was broken--abundant risks to the market and economy, not all of which emanate from Iraq. The war has taken center stage just as the economy and stock market were in the process of recovering from the technology investment bubble. Placing the merits of war aside, from an economic perspective the war has damaged already fragile consumer and business confidence. The damage could be even worse if hostilities are extended and followed by renewed terrorist activity. We believe lower confidence serves to offset the fiscally stimulative aspects of war related expenditures, hinders the still tenuous nature of our current economic recovery, and can depress corporate profits and cash flows. Indeed, recent economic statistics have confirmed that economic activity is weaker than most forecasters had anticipated. Housing purchases and high jobless claims and layoffs disappoint. A broad range of companies announced a reduction in earnings guidance to investors for 2003, and many economists have lowered Gross Domestic Product(1) growth forecasts.

INVESTMENT STRATEGY

In our last report we noted that we expected to await more definitive improvement in economic activity or corporate profits before we increased the percentage of equities in the Fund. Neither materialized so the Fund's asset allocation is relatively unchanged. Stocks comprised 54% of total assets on March 31, 2003 the same as at year-end 2002, about six percent below what we would consider to be normal equity exposure for this portfolio. Provided we are correct in our assumption about the more likely sustainability of long-term economic trends, we expect the Fund's next significant asset allocation change to be toward higher stock exposure. We believe Iraq and post-technology bubble economic weakness are likely to pass eventually. Our normal preference for stocks as the superior asset is also driven by the possible limited returns resulting from bonds due to prevailing low interest rates levels. Not only are interest rates very low but any rise in interest levels if there is an economic recovery or sniff of inflation makes bond prices risky as well. Nevertheless, we see no need to assume a more aggressive equity position until more of the short-term economic risks subside. As we experienced during the past year, even at current levels, stock prices are susceptible to economic and corporate profit disappointments. Without convincing economic improvement, stock prices would need to be much lower to lead us to raise the Fund's equity exposure significantly.+

We completed comparatively few changes in the composition of the Fund's securities portfolio over the past three months. Stock and bond investments are concentrated in higher quality companies that have been able to sustain and grow revenues and profits through a difficult economic period. We do not expect to shift to more aggressive, leveraged investments in the months ahead. Even if the economy improves, we believe competitive pressures are unlikely to abate. This is particularly true in manufacturing, due to the availability of products from lower cost international sources. More than one-half of the Fund's equity investments are in finance, healthcare, and branded consumer products--sectors we believe could have the potential to grow and maintain profitability levels comparatively well.

Securities selection in the bond portfolio favors inflation index bonds and mortgage backed securities that provide some protection against inflation and higher interest rates, respectively. As noted previously, our hope is to be in a more secure economic environment before significantly increasing the proportion of the portfolio in equities. At period end, the Fund's largest individual stock investments were JOHNSON & JOHNSON (1.6%), BP AMOCO (1.6%), FANNIE-MAE (1.9%), MEDTRONIC (1.4%), PFIZER (1.3%), AND AFFILIATED COMPUTER SYSTEMS (1.4%).+ We believe all are well-managed companies with sound business characteristics.




/s/ Stephen Moody
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.


--------------------------------------------------------------------------------
+ Portfolio composition is subject to change.
1 The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.
--------------------------------------------------------------------------------

                                                    WALDEN SOCIAL BALANCED FUND
INVESTMENT PERFORMANCE (UNAUDITED)                               MARCH 31, 2003
--------------------------------------------------------------------------------
Fund Net Asset Value: $9.13

                                                                               Annualized
                                                                     -----------------------------------
                                                       QUARTER                         SINCE INCEPTION
                                                       TO DATE           1 YEAR          JUNE 20, 1999
   WALDEN SOCIAL BALANCED FUND*                         -1.83%            -9.00%             -0.74%
   Lipper Balanced Funds Average**                      -1.52%           -11.24%             -3.22%
   Standard & Poor's 500 Stock Index**                  -3.15%           -24.75%            -10.15%
   Lehman Brothers Government/Credit Bond Index**        1.65%            13.40%              8.79%
   90-Day U.S. Treasury Bills**                          0.29%             1.45%              3.66%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**The performance data is calculated from June 17, 1999.



        Bills Lehman Brothers Gov't./      90-Day U.S.          WALDEN SOCIAL    Lipper Balanced    S&P 500
              Credit Bond Index          Treasury Bills         BALANCED FUND     Funds Average    Stock Index
6/99              10,000                    10,000                  10,000            10,000          10,000
12/99             10,771                    10,181                  10,329            10,244          10,012
12/00              9,790                    10,353                  10,859            10,855          11,198
12/01              8,629                     9,794                  10,549            11,248          12,150
12/02              6,720                     8,929                   9,904            11,409          13,493
3/03               6,508                     8,779                   9,723            11,442          13,715


The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2003, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, althought they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------

                                                    WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                MARCH 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS (53.9%)
SECURITY DESCRIPTION                       SHARES     VALUE
--------------------                       ------     -----
BASIC MATERIALS (3.6%)
Avery Dennison Corp.....................    3,000   $176,010
Donaldson Co., Inc......................    6,000    219,480
Praxair, Inc............................    2,800    157,780
Sealed Air Corp. (b)....................    3,000    120,390
                                                   ---------
                                                     673,660
                                                   ---------
CAPITAL GOODS (1.6%)
Dover Corp..............................    4,000     96,880
Illinois Tool Works.....................    3,500    203,525
                                                   ---------
                                                     300,405
                                                   ---------
COMMUNICATION SERVICES (1.7%)
Alltel Corp.............................    2,100     93,996
Bellsouth Corp..........................    2,900     62,843
Nokia Corp., ADR........................    7,000     98,070
SBC Communications, Inc.................    3,000     60,180
                                                   ---------
                                                     315,089
                                                   ---------
CONSUMER CYCLICALS (5.9%)
AutoZone, Inc. (b)......................    2,200    151,162
Costco Wholesale Corp. (b)..............    5,000    150,150
Home Depot, Inc.........................    3,200     77,952
Honda Motor Co. Ltd., ADR...............    6,000     99,600
Leggett & Platt, Inc....................    4,500     82,260
McClatchy Co............................    2,000    107,180
Omnicom Group, Inc......................    4,000    216,680
TJX Cos., Inc...........................    6,000    105,600
Washington Post Co......................      150    102,204
                                                   ---------
                                                   1,092,788
                                                   ---------
CONSUMER NON-DURABLE (0.6%)
Lancaster Colony Corp...................    3,000    115,047
                                                   ---------
CONSUMER PRODUCTS (1.5%)
Aptargroup, Inc.........................    4,000    129,400
Herman Miller, Inc......................    4,000     64,400
Jones Apparel Group, Inc. (b)...........    3,000     82,290
                                                   ---------
                                                     276,090
                                                   ---------
CONSUMER STAPLES (3.3%)
Alberto-Culver Company Class A..........    2,500    119,875
Colgate-Palmolive Co....................    4,000    217,760
CVS Corp................................    4,000     95,400
Kimberly-Clark Corp.....................    2,000     90,920
Sysco Corp..............................    3,500     89,040
                                                   ---------
                                                     612,995
                                                   ---------
EDUCATIONAL SERVICES (0.5%)
DeVry, Inc. (b).........................    5,000     93,350
                                                   ---------
ENERGY (1.6%)
BP Amoco PLC, ADR.......................    7,800    301,002
                                                   ---------
FINANCIAL SERVICES (8.8%)
American International Group, Inc.......    1,900     93,955
Bank of America Corp....................    2,100    140,364
Cincinnati Financial Corp...............    5,000    175,350
Fannie Mae..............................    5,400    352,890

COMMON STOCKS  (53.9%), CONTINUED

SECURITY DESCRIPTION                       SHARES     VALUE
--------------------                       ------     -----

FINANCIAL SERVICES, CONTINUED
First Virginia Banks, Inc...............    3,000   $117,690
John Hancock Financial Services, Inc....    3,000     83,340
Marsh & McLennan Cos....................    2,400    102,312
Northern Trust Corp.....................    3,700    112,665
State Street Corp.......................    4,000    126,520
T. Rowe Price Group, Inc................    5,000    135,595
Wilmington Trust Corp...................    7,000    194,600
                                                   ---------
                                                   1,635,281
                                                   ---------
HEALTH CARE (13.3%)
Amgen, Inc. (b).........................    2,000    115,100
Biomet, Inc.............................    6,000    183,900
C.R. Bard, Inc..........................    2,000    126,120
Cardinal Health, Inc....................    3,500    199,395
Dentsply International, Inc.............    3,000    104,370
Hillenbrand Industry, Inc...............    2,000    101,960
Johnson & Johnson, Inc..................    5,000    289,350
Medtronic, Inc..........................    5,600    252,672
Merck & Co., Inc........................    3,600    197,208
Patterson Dental Co. (b)................    4,000    183,720
Pfizer, Inc.............................    7,700    239,932
Respironics, Inc. (b)...................    3,000    103,113
Saint Jude Medical, Inc. (b)............    4,000    195,000
Stryker Corp............................    1,600    109,840
Teva Pharmaceutical Industries LTD......    1,500     62,475
                                                   ---------
                                                   2,464,155
                                                   ---------
PRODUCER PRODUCTS (1.7%)
Baldor Electric Co......................    1,000     21,400
Carlisle Cos., Inc......................    3,000    121,470
Teleflex, Inc...........................    4,500    160,650
                                                   ---------
                                                     303,520
                                                   ---------
TECHNOLOGY (8.1%)
Adobe Systems, Inc......................    4,000    123,320
Affiliated Computer Services, Inc. (b)..    5,800    256,708
Applied Materials, Inc. (b).............   14,000    176,120
Automatic Data Processing, Inc..........    5,000    153,950
Cisco Systems, Inc. (b).................    8,000    103,840
Comverse Technology, Inc. (b)...........    9,000    101,790
Dell Computer Corp. (b).................    4,000    109,240
EMC Corp. (b)...........................      200      1,446
Intel Corp..............................    6,000     97,680
International Business Machines Corp....    1,500    117,645
Jabil Circuit, Inc. (b).................    4,000     70,000
KLA-Tencor Corp. (b)....................    2,500     89,855
Microsoft Corp. (b).....................    3,800     91,998
                                                   ---------
                                                   1,493,592
                                                   ---------
TRANSPORTATION (1.7%)
Southwest Airlines......................    9,750    140,010
United Parcel Service, Inc. Class B.....    3,000    171,000
                                                   ---------
                                                     311,010
                                                   ---------
TOTAL COMMON STOCKS
(COST $11,024,162)......................           9,987,984
                                                   ---------

                                   Continued

--------------------------------------------------------------------------------

                                                    WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                MARCH 31, 2003
--------------------------------------------------------------------------------



U.S. GOVERNMENT AGENCY OBLIGATIONS (39.8%)

                                         SHARES OR
                                         PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT     VALUE
--------------------                       ------     -----
FEDERAL FARM CREDIT BANK (3.7%)
5.95%, 3/5/08...........................  100,000   $112,952
6.00%, 3/7/11...........................  500,000    566,882
                                                   ---------
                                                     679,834
                                                   ---------
FEDERAL HOME LOAN BANK (2.8%)
6.38%, 11/14/03.........................  250,000    258,036
7.36%, 7/1/04...........................  250,000    269,002
                                                   ---------
                                                     527,038
                                                   ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
5.13%, 2/13/04..........................  106,000    109,603
                                                   ---------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (15.2%)
7.50%, 10/15/25.........................  116,726    125,483
6.50%, 2/15/32..........................  296,252    311,566
6.50%, 5/15/32..........................  863,575    908,216
6.00%, 3/15/33..........................  400,000    418,180
6.00%, 3/15/33..........................1,000,000  1,045,451
                                                   ---------
                                                   2,808,896
                                                   ---------
HOUSING AND URBAN DEVELOPMENT (4.8%)
7.15%, 8/1/04...........................  500,000    537,773
7.50%, 8/1/11...........................  200,000    242,751
7.13%, 8/1/12...........................  100,000    100,868
                                                   ---------
                                                     881,392
                                                   ---------
U.S. TREASURY INFLATION PROTECTED BONDS (12.7%)
3.63%, 1/15/08..........................1,122,220  1,259,137
3.00%, 7/15/12..........................1,008,340  1,099,943
                                                   ---------
                                                   2,359,080
                                                   ---------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $7,093,491)...........           7,365,843
                                                   ---------
INVESTMENT COMPANIES (3.1%)
Fifth Third Institutional Government
Money Market Fund ......................  569,023    569,023
                                                   ---------
TOTAL INVESTMENT COMPANIES
(Cost $569,023).........................             569,023
                                                   ---------

CERTIFICATES OF DEPOSIT (1.7%)
Albina Community BanCorp, 4.30%,
  3/15/05...............................   25,000     25,000
Central Appalachian Peoples Federal
Credit Union, 5.25%, 3/14/04............   25,000     25,000
Community Capital Bank, 4.57%, 7/20/04..   50,000     50,000
Elk Horn Bank, 4.91%, 3/14/04...........   25,000     25,000
Northeast Community Federal Credit
  Union, 1.00%, 3/15/05.................   25,000     25,000
Quitman Tri-County FCU, 2.00%, 1/9/06...   25,000     25,000
Shorebank Pacific Bank, 1.35%, 2/10/04..   50,000     50,000
Shorebank Pacific Bank, 4.55%, 7/13/04..   50,000     51,604
Vermont Development Credit, 5.20%,
  7/13/04...............................   50,000     50,000
                                                   ---------
TOTAL CERTIFICATES OF DEPOSIT
(COST $325,000).........................             326,604
                                                   ---------

MUNICIPAL BONDS (1.2%)
                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT ($)   VALUE
--------------------                     ----------   -----
MASSACHUSETTS (1.2%)
Massachusetts State Port Authority
Revenue, 6.30%, 7/1/05..................  200,000   $216,844
                                                 -----------
TOTAL MUNICIPAL BONDS
(COST $203,168).........................             216,844
                                                 -----------
TOTAL INVESTMENTS
(COST $19,214,844) (A) - 99.7%..........          18,466,298
                                                 -----------
Other assets in excess of liabilities - 0.3%          61,630
                                                 -----------
NET ASSETS - 100.0%.....................         $18,527,928
                                                 ===========

------------
Percentages indicated are based on net assets of $18,527,928.

(a) At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Unrealized appreciation...........$1,035,301
     Unrealized depreciation...........(1,783,847)
                                       ----------
     Net unrealized depreciation....... ($748,546)
                                        =========

(b) Represents non-income producing security.

ADR - American Depositary Receipt


                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
ASSETS:
Investments, at value
  (cost $19,214,844)....................         $18,466,298
Interest and dividends receivable.......              71,138
Prepaid expenses........................               5,490
                                                 -----------
     TOTAL ASSETS.......................          18,542,926

LIABILITIES:
Accrued expenses and other liabilities:
  Investment Adviser....................   $5,848
  Administration........................      307
  Other.................................    8,843
                                           ------
     TOTAL LIABILITIES..................              14,998
                                                 -----------

NET ASSETS..............................         $18,527,928
                                                 ===========

COMPOSITION OF NET ASSETS:
Capital.................................         $20,278,609
Accumulated net investment income.......              78,227
Accumulated net realized losses from
  investment transactions...............          (1,080,362)
Unrealized depreciation from investments            (748,546)
                                                 -----------
NET ASSETS..............................         $18,527,928
                                                 ===========
Shares outstanding (par value
  $0.001, unlimited number of
  shares authorized)....................           2,028,373
                                                 ===========
Net Asset Value, Offering Price
  and Redemption Price per share........               $9.13
                                                 ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
INVESTMENT INCOME:
  Interest..............................            $363,376
  Dividend..............................             168,207
                                                 -----------
     TOTAL INVESTMENT INCOME............             531,583
                                                 -----------

EXPENSES:
  Investment Adviser.................... $135,321
  Administration........................   36,086
  Accounting............................   11,343
  Custodian.............................    2,071
  Transfer agency.......................   18,000
  Other.................................   25,421
                                         --------
     Total expenses before fee reductions            228,242
     Fees reduced by the Investment Adviser          (38,769)
     Fees reduced by the Administrator..              (9,022)
                                                 -----------
     NET EXPENSES.......................             180,451
                                                 -----------
NET INVESTMENT INCOME...................             351,132
                                                 -----------
NET REALIZED/UNREALIZED LOSSES
FROM INVESTMENTS:
Net realized losses from
 investment transactions................            (247,699)
Change in unrealized
  appreciation/depreciation
  from investments......................          (1,768,130)
                                                 -----------
Net realized/unrealized losses
 from investments ......................          (2,015,829)
                                                 -----------
CHANGE IN NET ASSETS FROM OPERATIONS....         $(1,664,697)
                                                 ===========


                       See Notes to Financial Statements#
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE YEAR ENDED    FOR THE YEAR ENDED
INVESTMENT ACTIVITIES:                                                                    MARCH 31, 2003        MARCH 31, 2002
                                                                                          --------------        --------------
OPERATIONS:
Net investment income..................................................................      $351,132             $280,005
Net realized losses from investment transactions.......................................      (247,699)            (707,933)
Change in unrealized appreciation/depreciation from investments........................    (1,768,130)           1,152,129
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................    (1,664,697)             724,201
                                                                                          -----------          -----------

DIVIDENDS:
  Net investment income................................................................      (340,000)            (290,852)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................      (340,000)            (290,852)
                                                                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................................................     4,282,014            4,436,750
  Dividends reinvested.................................................................       336,371              287,474
  Cost of shares redeemed..............................................................    (1,871,696)            (983,913)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     2,746,689            3,740,311
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................       741,992            4,173,660

NET ASSETS:
  Beginning of period..................................................................    17,785,936           13,612,276
                                                                                          -----------          -----------
  End of period (includes accumulated net investment income of $78,227
    and $67,095, respectively) .......................................................    $18,527,928          $17,785,936
                                                                                          ===========          ===========
SHARE TRANSACTIONS:
  Issued...............................................................................       449,648              439,783
  Reinvested...........................................................................        36,014               28,690
  Redeemed.............................................................................      (198,186)             (98,000)
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       287,476              370,473
                                                                                          ===========          ===========

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                Walden Social Balanced Fund


Selected data for a share outstanding throughout the periods indicated.

                                                               For the         For the         For the        For the period
                                                              year ended       year ended      year ended     June 20, 1999 to
                                                             March 31, 2003  March 31, 2002  March 31, 2001  March 31, 2000 (a)
                                                             --------------  --------------  --------------  ------------------

NET ASSET VALUE, BEGINNING OF PERIOD ........................   $ 10.22         $  9.93          $ 10.69           $ 10.00
                                                                -------         -------          -------           -------
INVESTMENT ACTIVITIES:
   Net investment income ....................................      0.18            0.18             0.19              0.13
   Net realized and unrealized gains/(losses) from
    investment transactions .................................     (1.10)           0.31            (0.77)             0.65
                                                                -------         -------          -------           -------
   Total from investment activities .........................     (0.92)           0.49            (0.58)             0.78
                                                                -------         -------          -------           -------
DIVIDENDS:
   Net investment income ....................................     (0.17)          (0.20)           (0.18)            (0.09)
                                                                -------         -------          -------           -------
   Total dividends ..........................................     (0.17)          (0.20)           (0.18)            (0.09)
                                                                -------         -------          -------           -------
NET ASSET VALUE, END OF PERIOD ..............................   $  9.13         $ 10.22          $  9.93           $ 10.69
                                                                =======         =======          =======           =======
TOTAL RETURN ................................................     (9.00%)          4.94%           (5.57%)            7.83%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ......................   $18,528         $17,786          $13,612           $13,117
   Ratio of net expenses to average net assets ..............      1.00%           1.00%            1.00%             1.01%(c)
   Ratio of net investment income to average net assets .....      1.95%           1.85%            1.88%             1.70%(c)
   Ratio of expenses to average net assets (d) ..............      1.26%           1.28%            1.33%             1.34%(c)
   Portfolio turnover .......................................     40.07%          22.09%           29.06%            28.80%(c)

--------------------------------------------------------------------------------
(a) Period from commenced operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                               WALDEN SOCIAL EQUITY FUND
REVIEW (UNAUDITED)                        MANAGER COMMENTARY BY ROBERT LINCOLN
--------------------------------------------------------------------------------



MARKET AND PERFORMANCE SUMMARY

Distinguishing between unsustainable, emotionally driven market movements and those based on fundamental economic trends is essential to successful investing. Failure to do so often leads to unnecessary securities trading and untimely asset allocation shifts. The first quarter of 2003 provided investors with ample opportunity to become entwined in short-term emotional episodes, beginning on the very first day of the year. Amid renewed optimism about potential 2003 economic conditions, stock prices rose nearly 6% during the first week of January. Such optimism proved to be short lived and was replaced in the weeks that followed by concern over an impending war with Iraq. By March 11 2003, the S&P 500 fell roughly 15% from its January peak and close to 10% for the year. As soon as the possibility of war with Iraq became a virtual certainty, stock prices recovered their entire 2003 decline, as investors became hopeful that a quick victory would remove a looming political and economic uncertainty. Most stock indices entered positive territory briefly in mid-March, only to close the quarter with a modest loss, as it became apparent that the war would last more than a week or two.

Recent price action clearly suggests that news from Iraq continues to have an influence on short-term market volatility. From a purely investment perspective, however, the more important issue is whether the Iraqi war is just another passing emotional distraction for the market or a watershed event that will have a lasting influence on our political and economic order. Our thoughts on this issue are discussed in the Economic Outlook section that follows.

ECONOMIC OUTLOOK

In a few years' time, hindsight will afford us a better understanding of the impact the Iraq war has had on our economy and global political relationships. For now, whether the war will contribute to the disruption of the economic trend is still a matter of conjecture. In thinking about the risks the war creates, we believe it is important to distinguish between established, longer-term economic forces and the short-term cycle. We trace the beginning of the long-term trend back to the early 1980's. At that time, a very restrictive monetary policy combined with the most severe economic contraction since World War II to break a vicious inflationary spiral that began in the mid-1960's, after the escalation of the Vietnam War. For the past twenty years, inflation has been subdued, interest rates have trended down, and economic recessions have been much less frequent and not as severe as those of the previous forty years. This favorable economic cycle has been fostered by the following:

     -    expanded world trade

     -    improving productivity

     -    a generally strong U. S. dollar

     - the emergence of capitalism in key countries, most notably China and Russia; and

     - shifts in production of goods to lower cost regions--in particular, Asia and parts of Latin America.

Although we remain watchful for adverse developments, it seems likely to us that the Iraq war will not reverse any of these well-established trends. Our conclusion is based partly on the assumption that it is not in the self-interest of the industrialized world, and particularly the countries with newly emerging capitalist economies, to reduce ties to the United States. Moreover, we believe technological innovation may help support further gains in productivity and the Federal Reserve to pursue a non-inflationary monetary policy over the long term.

Yet within the favorable long-term cycle, there are today--as there have been on numerous occasions since the inflationary spiral of the 1970's was broken--abundant short-term risks to the market and economy, not all of which emanate from Iraq. The war has taken center stage just as the economy and stock market were in the process of recovering from the technology investment bubble. Placing the merits of war aside, we feel, from an economic perspective the war has damaged already fragile consumer and business confidence. The short-term damage could be even worse if hostilities are extended and followed by renewed terrorist activity. Lower confidence may serve to offset the fiscally stimulative aspects of war related expenditures, hinders the still tenuous nature of our current economic recovery, and can depress corporate profits and cash flows. Indeed, recent economic statistics have confirmed that economic activity is weaker than most forecasters had anticipated. Housing related data and jobless claims are the most recent areas to disappoint. In response, a broad range of companies have announced a reduction in earnings guidance to investors for 2003, and many economists have lowered Gross Domestic Product growth forecasts. All of these developments have led us to retain a conservative investment position.

INVESTMENT ACTIVITY

We initiated comparatively few changes in the composition of portfolio holdings over the past three months. Stock and bond investments remain concentrated in higher quality companies that have been able to sustain and grow revenues and profits through a difficult economic period. We do not expect to shift to more


--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW, (CONT.)                            MANAGER COMMENTARY BY ROBERT LINCOLN
--------------------------------------------------------------------------------


aggressive, leveraged investments in the months ahead. We believe that even if the economy improves, competitive pressures are unlikely to abate. This is particularly true in manufacturing, due to the availability of products from lower cost international sources. Typically, more than one-half of our equity investments are in finance, healthcare, and branded consumer products--sectors we believe will continue to produce strong and profitable growth.(1)

On behalf of all of us at Boston Trust Investment Management, we thank you for your continued confidence in our services. Please feel free to contact us at
617.726.7256 should you have any questions about our investment views or your account.

+ Portfolio composition is subject to change.

1 Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.


/s/ Robert Lincoln
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.




--------------------------------------------------------------------------------

                                                      WALDEN SOCIAL EQUITY FUND
INVESTMENT PERFORMANCE (UNAUDITED)                               MARCH 31, 2003
--------------------------------------------------------------------------------
Fund Net Asset Value:  $8.24

                                                                               ANNUALIZED
                                                                    -------------------------------
                                                    QUARTER                         SINCE INCEPTION
                                                    TO DATE          1 YEAR          JUNE 20, 1999
   WALDEN SOCIAL EQUITY FUND*                      -3.96%           -19.34%             -4.46%
   Standard & Poor's 500 Stock Index**             -3.15%           -24.75%            -10.15%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
**The performance data being shown for the S&P 500 is calculated from June 17, 1999.



             S&P 500 Stock Index       WALDEN SOCIAL EQUITY FUND
6/99               10000                        10000
12/99              10771                        10290
12/00              9790                         10513
12/01              8629                         10065
12/02              6720                         8762
3/03               6508                         8414



The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2003, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deductionof taxes a shareholder wold pay on the redemption of fund shaes or fund distribution.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------

                                                      WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                MARCH 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS (98.5%)
SECURITY DESCRIPTION                       SHARES     VALUE
--------------------                       ------     -----
BASIC MATERIALS (6.2%)
Air Products & Chemical, Inc............    8,000   $331,440
Bemis Co., Inc..........................    7,000    294,420
Donaldson Co., Inc......................   12,000    438,960
Ecolab, Inc.............................    6,000    295,980
Sealed Air Corp. (b)....................    7,000    280,910
                                                   ---------
                                                   1,641,710
                                                   ---------
CAPITAL GOODS (2.7%)
Dover Corp..............................   10,000    242,200
Illinois Tool Works.....................    8,000    465,200
                                                   ---------
                                                     707,400
                                                   ---------
COMMUNICATION SERVICES (1.4%)
Alltel Corp.............................    5,100    228,276
Bellsouth Corp..........................    6,000    130,020
                                                   ---------
                                                     358,296
                                                   ---------
CONSUMER CYCLICALS (11.4%)
Costco Wholesale Corp. (b)..............   15,000    450,450
Eaton Corp..............................    5,000    349,750
La-Z-Boy, Inc...........................   15,000    259,200
Leggett & Platt, Inc....................   18,000    329,040
McClatchy Co............................    7,000    375,130
Nike, Inc...............................   10,000    514,200
TJX Cos., Inc...........................   18,000    316,800
Washington Post Co......................      600    408,816
                                                   ---------
                                                   3,003,386
                                                   ---------
CONSUMER NON-DURABLE (1.2%)
Lancaster Colony Corp...................    8,000    306,792
                                                   ---------
CONSUMER PRODUCTS (2.7%)
Aptargroup, Inc.........................   15,000    485,250
Jones Apparel Group, Inc. (b)...........    8,000    219,440
                                                   ---------
                                                     704,690
                                                   ---------
CONSUMER STAPLES (6.8%)
Alberto-Culver Company Class A..........    6,000    287,700
Avon Products, Inc......................    4,800    273,840
Colgate-Palmolive Co....................    5,000    272,200
CVS Corp................................   12,000    286,200
Kimberly-Clark Corp.....................    6,000    272,760
Sysco Corp..............................   16,000    407,040
                                                   ---------
                                                   1,799,740
                                                   ---------
ENERGY (4.4%)
Anadarko Petroleum Corp.................    4,000    182,000
Apache Corp.............................    3,150    194,481
BP Amoco PLC, ADR.......................   18,232    703,573
Keyspan Corp............................    3,000     96,750
                                                   ---------
                                                   1,176,804
                                                   ---------
FINANCIAL SERVICES (19.9%)
American International Group, Inc.......    5,000    247,250
Bank of America Corp....................    8,000    534,720
Chubb Corp..............................    5,000    221,600
Cincinnati Financial Corp...............   11,000    385,770
Commerce Bancshares Inc.................    3,700    135,235
Fannie Mae..............................    8,000    522,800
First Virginia Banks, Inc...............   12,000    470,760
John Hancock Financial Services, Inc....   10,000    277,800
Marsh & McLennan Cos....................   10,000    426,300
Northern Trust Corp.....................   12,000    365,400
State Street Corp.......................   13,000    411,190
T. Rowe Price Group, Inc................   15,000    406,785
Wells Fargo & Co........................   10,000    449,900
Wilmington Trust Corp...................   15,000    417,000
                                                   ---------
                                                   5,272,510
                                                   ---------

COMMON STOCKS (98.5%), CONTINUED

SECURITY DESCRIPTION                       SHARES     VALUE
--------------------                       ------     -----
HEALTH CARE (21.5%)
Amgen, Inc. (b).........................    6,000   $345,300
Becton, Dickinson & Co..................   10,000    344,400
Biomet, Inc.............................   12,100    370,865
C.R. Bard, Inc..........................    8,000    504,480
Cardinal Health, Inc....................    6,000    341,820
Dentsply International, Inc.............   12,000    417,480
Hillenbrand Industry, Inc...............    5,000    254,900
Johnson & Johnson, Inc..................    9,200    532,404
Medtronic, Inc..........................   11,400    514,368
Merck & Co., Inc........................   10,000    547,800
Pfizer, Inc.............................   17,500    545,300
Respironics, Inc. (b)...................    8,000    274,968
Saint Jude Medical, Inc. (b)............    8,800    429,000
Teva Pharmaceutical Industries LTD......    6,500    270,725
                                                   ---------
                                                   5,693,810
                                                   ---------
PRODUCER PRODUCTS (2.3%)
Carlisle Cos., Inc......................    6,000    242,940
Teleflex, Inc...........................   10,000    357,000
                                                   ---------
                                                     599,940
                                                   ---------
RETAIL STORES (1.1%)
Ross Stores, Inc........................    8,000    289,200
                                                   ---------

TECHNOLOGY (15.6%)
Adobe Systems, Inc......................   10,000    308,300
Applied Materials, Inc. (b).............   20,000    251,600
Automatic Data Processing, Inc..........   10,000    307,900
Cisco Systems, Inc. (b).................   18,000    233,640
Comverse Technology, Inc. (b)...........   20,000    226,200
Dell Computer Corp. (b).................   15,000    409,650
Diebold, Inc............................   10,000    339,400
EMC Corp. (b)...........................   15,000    108,450
Intel Corp..............................   25,000    407,000
International Business Machines Corp....    5,000    392,150
Jabil Circuit, Inc. (b).................   10,000    175,000
KLA-Tencor Corp. (b)....................    8,000    287,536
Microsoft Corp. (b).....................   20,500    496,305
Oracle Corp. (b)........................   18,000    195,282
                                                   ---------
                                                   4,138,413
                                                   ---------
TRANSPORTATION (1.3%)
United Parcel Service, Inc. Class B.....    6,000    342,000
                                                   ---------

TOTAL COMMON STOCKS
(COST $27,252,110)......................          26,034,691
                                                   ---------
INVESTMENT COMPANIES (1.5%)
Fifth Third Institutional Government
Money Market Fund ......................  402,556    402,556
                                                   ---------
TOTAL INVESTMENT COMPANIES
(COST $402,556).........................             402,556
                                                   ---------
TOTAL INVESTMENTS
 (COST $27,654,666) (a) - 100.0%........          26,437,247
Other assets in excess of
 liabilities - 0.0% ....................             12,949
                                                   ---------
NET ASSETS - 100.0%.....................         $26,450,196
                                                 ===========

------------
Percentages indicated are based on net assets of $26,450,196.

(a) At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Unrealized appreciation...........$2,421,482
     Unrealized depreciation...........(3,638,901)
                                       -----------
     Net unrealized depreciation.......($1,217,419)
                                       ===========

(b) Represents non-income producing security.
ADR - American Depositary Receipt

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS:
Investments, at value
  (cost $27,654,666)....................         $26,437,247
Dividends receivable....................              31,519
Receivable for investments sold.........             136,673
Prepaid expenses .......................               4,643
                                                 -----------
     TOTAL ASSETS.......................          26,610,082

LIABILITIES:
Accrued expenses and other liabilities:
  Payable for investments purchased..... $135,664
  Investment Adviser....................   10,811
  Administration .......................      441
  Other.................................   12,970
                                         --------
     TOTAL LIABILITIES..................             159,886
                                                 -----------

NET ASSETS..............................         $26,450,196
                                                 ===========
COMPOSITION OF NET ASSETS:
Capital.................................         $31,114,138
Accumulated net investment income.......              28,022
Accumulated net realized losses from
  investment transactions...............          (3,474,545)
Unrealized depreciation from
  investments...........................          (1,217,419)
                                                 -----------
NET ASSETS..............................         $26,450,196
                                                 ===========
Shares outstanding (par value $0.001,
  unlimited number of shares
  authorized)...........................           3,211,555
                                                 ===========
Net Asset Value, Offering Price and
  Redemption Price per share............               $8.24
                                                 ===========



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME:
Dividend................................            $364,135
                                                 -----------
     TOTAL INVESTMENT INCOME............             364,135
                                                 -----------
EXPENSES:
  Investment Adviser.................... $185,073
  Administration .......................   49,353
  Accounting ...........................    7,508
  Custodian ............................    2,398
  Transfer agency.......................   18,000
  Other ................................   30,030
                                         --------
     Total expenses before fee reductions            292,362
     Fees reduced by the Investment Adviser          (33,225)
     Fees reduced by the Administrator..             (12,339)
                                                 -----------
     NET EXPENSES.......................             246,798
                                                 -----------
NET INVESTMENT INCOME ..................             117,337
                                                 -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment
 transactions .........................           (2,151,761)
Change in unrealized appreciation/
  depreciation from investments........           (3,223,746)
                                                 -----------
Net realized/unrealized losses
                                                 -----------
  from investments .....................          (5,375,507)
CHANGE IN NET ASSETS FROM OPERATIONS....         $(5,258,170)
                                                 ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Financial Statements                                 Walden Social Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         For the year ended       For the year ended
INVESTMENT ACTIVITIES:                                                     March 31, 2003            March 31, 2002
                                                                             ------------             ------------
OPERATIONS:
Net investment income ....................................................   $    117,337             $     79,530
Net realized losses from investment transactions .........................     (2,151,761)                (494,396)
Change in unrealized appreciation/depreciation from investments ..........     (3,223,746)               2,334,144
                                                                             ------------             ------------
Change in net assets from operations .....................................     (5,258,170)               1,919,278
                                                                             ------------             ------------
DIVIDENDS:
  Net investment income ..................................................       (109,000)                 (88,251)
                                                                             ------------             ------------
Change in net assets from shareholder dividends ..........................       (109,000)                 (88,251)
                                                                             ------------             ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ............................................      7,543,476                3,226,062
  Dividends reinvested ...................................................        108,960                   88,234
  Cost of shares redeemed ................................................     (1,450,934)                (895,690)
                                                                             ------------             ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................      6,201,502                2,418,606
                                                                             ------------             ------------
CHANGE IN NET ASSETS .....................................................        834,332                4,249,633

NET ASSETS:
  Beginning of period ....................................................     25,615,864               21,366,231
                                                                             ------------             ------------
  End of period (includes accumulated net investment income of $28,022 and
   $19,685, respectively) ................................................   $ 26,450,196             $ 25,615,864
                                                                             ============             ============

SHARE TRANSACTIONS:
  Issued .................................................................        871,957                  327,797
  Reinvested .............................................................         12,524                    9,022
  Redeemed ...............................................................       (170,784)                 (90,190)
                                                                             ------------             ------------
CHANGE IN SHARES .........................................................        713,697                  246,629
                                                                             ============             ============


                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

                                                                 For the          For the            For the       For the period
                                                                year ended       year ended        year ended     June 20, 1999 to
                                                              March 31, 2003   March 31, 2002    March 31, 2001   March 31, 2000 (a)
                                                              --------------   --------------    --------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $    10.26      $     9.49        $    10.60        $    10.00
                                                                 ----------      ----------        ----------        ----------
INVESTMENT ACTIVITIES:
   Net investment income ...................................           0.04            0.04              0.03              0.02
   Net realized and unrealized gains/(losses) from
     investment transactions ...............................          (2.02)           0.77             (1.10)             0.67
                                                                 ----------      ----------        ----------        ----------
   Total from investment activities ........................          (1.98)           0.81             (1.07)             0.69
                                                                 ----------      ----------        ----------        ----------
DIVIDENDS:
   Net investment income ...................................          (0.04)          (0.04)            (0.04)            (0.01)
   In excess of net realized gains .........................           --              --                --               (0.08)
                                                                 ----------      ----------        ----------        ----------
   Total dividends .........................................          (0.04)          (0.04)            (0.04)            (0.09)
                                                                 ----------      ----------        ----------        ----------
Net Asset Value, End of Period .............................     $     8.24      $    10.26        $     9.49        $    10.60
                                                                 ==========      ==========        ==========        ==========

TOTAL RETURN ...............................................         (19.34%)          8.53%           (10.12%)            6.94%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .....................     $   26,450      $   25,616        $   21,366        $   25,064
   Ratio of net expenses to average net assets .............           1.00%           1.00%             1.00%             1.00%(c)
   Ratio of net investment income to average net assets ....           0.48%           0.35%             0.33%             0.28%(c)
   Ratio of expenses to average net assets (d) .............           1.18%           1.18%             1.19%             1.18%(c)
   Portfolio turnover ......................................          16.10%          22.42%            45.26%            28.57%(c)




--------------------------------------------------------------------------------
(a) Period from commenced operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                    MARCH 31, 2003
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

2    SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Walden Social Balanced Fund and Walden Social Equity Fund have capital loss carry forwards of $1,080,362 and $2,651,297, respectively, available to offset future gains, if any, which are broken down by expiration date as follows. Accordingly, no provision for federal income tax is required.

                                      Amount       Expires
                                      ------       -------
     Walden Social Balanced Fund     $28,136          2008
                                      17,496          2009
                                     463,541          2010
                                     571,189          2011
     Walden Social Equity Fund       368,539          2009
                                     954,245          2010
                                   1,328,513          2011



--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                    MARCH 31, 2003
--------------------------------------------------------------------------------

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     U.S. Trust acts as the Funds' custodian and transfer agent. Under the custody agreement, U.S. Trust receives an annual fee computed daily and paid monthly based on the average daily net assets. U.S. Trust receives a fixed fee accrued daily and paid monthly for its services as the transfer agent for each Fund. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2003, the Investment Adviser reimbursed fees in the amount of $38,769 and $33,225 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively. As of March 31, 2003, the Investment Advisor may recoup $112,242 and $96,394 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2003, BISYS Ohio voluntarily waived fees in the amount of $9,022 and $12,339 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2003, totaled:

                                   Purchases             Sales
                                   ---------             -----
     Walden Social Balanced Fund $15,434,396        $7,115,066
     Walden Social Equity Fund    10,267,757         3,930,285

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL:

     The tax character of dividends paid during the years ended March 31, 2003 and 2002 for the Walden Social Balanced and Walden Social Equity Fund, were as follows:

     Walden Social Balanced             2003              2002
     ----------------------             ----              ----
     Ordinary Income                $340,000          $290,852
     Long Term Capital Gains               -                 -
                                    --------           -------
                                    $340,000          $290,852
                                    ========          ========

     Walden Social Equity               2003              2002
     --------------------               ----              ----
     Ordinary Income                $109,000           $88,251
     Long Term Capital Gains               -                 -
                                    --------           -------
                                    $109,000           $88,251
                                    ========           =======

     As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                              Walden Social Balanced       Walden Social Equity
                              ----------------------       --------------------
     Undistributed Ordinary Income           $78,227                    $28,022
     Capital Loss Carry Forward           (1,080,362)                (2,651,297)
     Unrealized Depreciation                (748,546)                (2,040,667)
     Accumlated Earnings                 $(1,750,681)               $(4,663,942)

     The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of capital losses incurred after October 31, 2002.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Walden Social Balanced Fund anf the Walden Social Equity Fund of The Coventry Group:

We have audited the accompanying statement of assets and liabilities of the Walden Social Balanced Fund and Walden Social Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all years and periods ending prior to April 1, 2002, the statements of changes in net assets and financial highlights were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and Walden Social Equity Fund as of March 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

TAIT, WELLER & BAKER

Philadelphia, Pennslyvania
April 11, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)              MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                          TERM OF             PRINCIPAL              PORTFOLIOS IN      OTHER
                           POSITION(S)    OFFICE AND          OCCUPATION(S)          FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS,             HELD WITH      LENGTH OF           DURING PAST 5          OVERSEEN BY        HELD BY
AND AGE                    FUND           TIME SERVED         YEARS                  TRUSTEE            TRUSTEE*
---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark
3435 Stelzer Road          Trustee        2/92 to present     Retired                    16             N/A
Columbus, OH  43219
Age: 67

John H. Ferring IV                                            President and
Plaze Inc.                 Trustee        5/98 to present     owner, Plaze, Inc.         16             N/A
105 Bolte                                                     1979 to present
St. Claire, MO  63077
Age: 50

Michael Van Buskirk                                           Employee of and
3435 Stelzer Road                                             President of Ohio Bankers                 BISYS Variable
Columbus, OH 43219         Trustee        2/92 to present     League (industry           16             Insurance Funds
Age: 56                                                       trade association)
                                                              6/91 to present
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Jeffrey R. Young(1)
3435 Stelzer Road          Chairman and                       Employee of BISYS
Columbus, OH  43219        Trustee        8/99 to present     Fund Services              16             N/A
Age: 38                                                       10/93 to present

Walter B. Grimm1
3435 Stelzer Road                                             Employee of BISYS                         American
Performance
Columbus, OH 43219         President      4/96 to present     Fund Services              16             Funds
Age: 57                                                       6/92 to present


OFFICERS WHO ARE NOT  TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Sue Walters                                                   Employee of BISYS
3435 Stelzer Road          Vice President Since 2000          Fund Services
Columbus, OH  43219                                           7/90 to present
Age: 51

Jennifer R. Hankins                                           Employee of BISYS
3435 Stelzer Road          Vice President Since 1998          Fund Services
Columbus, OH 43219                                            10/98 to present
Age: 36

Lara Bocskey                                                  Employee of BISYS Fund
3435 Stelzer Road          Vice President Since 2002          Services, 1998 to present;
Columbus, OH 43219                                            Employee of First of America Bank
Age: 32                                                       Corp. from 1996 to 1998

Nadeem Yousef                                                 Employee of BISYS Fund Services
3435 Stelzer Road          Treasurer      Since 1999          8/99 to present; Employee of Investors
Columbus, OH 43219                                            Bank and Trust from 3/97 to 6/99;
Age: 33                                                       Employee of Pricewaterhouse Coopers LLP
                                                              from 10/94 to 3/97

George L. Stevens                                             Employee of BISYS
3435 Stelzer Road          Secretary      Since 1996          Fund Services
Columbus, OH 43219                                            9/96 to present
Age: 51

Alaina V. Metz                                                Employee of BISYS
3435 Stelzer Road          Assistant      Since 1995          Fund Services
Columbus, OH 43219         Secretary                          6/95 to present
Age: 34
---------------------------------------------------------------------------------------------------------------------------

* Not reflected in prior column.

1 Mr. Grimm and Mr. Young are each deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

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                                       22

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                                       23

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                                       24

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

5/03                                  [Recycle Logo]  Printed on Recycled Paper